                                                                   Exhibit 23

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form
S-8 No. 333-62844) pertaining to the Restated Airport Systems International,
Inc. 1991 Stock Option Plan of Elecsys Corporation (formerly Airport Systems
International, Inc.) of our report dated June 18, 2004, with respect to the consolidated financial statements of Elecsys Corporation included in this Annual
Report (Form 10-KSB) for the year ended April 30, 2004.

                                              /s/ Ernst & Young LLP

Kansas City, Missouri
July 26, 2004